Exhibit 10.14

VNG LIMITED

AMENDMENT NO. 1 TO SHARE PURCHASE AGREEMENT

This Amendment Agreement (this “Amendment”) is made and entered into as of July 4, 2023 by and among VNG Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), and the persons listed in the signature pages hereto, and amends that certain Share Purchase Agreement dated as of June 22, 2022 between the Company, as buyer, and the sellers named therein, relating to the purchase and sale of ordinary shares of VNG Corporation (“VN OpCo”) (the “Original SPA”), and any other existing agreement by and between the VN OpCo and its affiliates, on the one hand, and the other persons listed in the signature pages hereto, on the other, with respect to the subject matter of this Amendment.

Capitalized terms not defined herein shall have the meaning ascribed to them in the Original SPA.

RECITALS

WHEREAS, pursuant to the Original SPA, at the Closing, the Company issued to the Sellers a certain number of Class A Ordinary Shares and Class A Contingent Shares.

WHEREAS, the Original SPA requires that, no later than 330 days after the Closing and, in any event, substantially concurrently with the closing of the IPO, the Company pays to each Seller the relevant Deferred Consideration Component (in the manner described in the Original SPA).

WHEREAS, the IPO is no longer expected to be consummated in the manner that was contemplated when the Original SPA was entered into, specifically in that a certain number of ordinary shares in VN OpCo that were held in treasury will no longer be used in the IPO and, instead, subject to receipt of the necessary corporate and regulatory approvals, including the affirmative vote by a general meeting of the shareholders of VN OpCo (the “GMS Approval”), are proposed to be cancelled and, as a result of such cancellation, the share capital of the Company and the share capital of VN OpCo will be adjusted.

WHEREAS, pursuant to Section 8.5 of the Original SPA, the Original SPA may be amended in a writing that is signed by each party thereto.

WHEREAS, the undersigned constitute the parties required to amend the Original SPA and any other agreement that is purported to be amended hereby.

NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

1.	AMENDMENTS TO THE ORIGINAL SPA. Effective as of and contingent upon the receipt of the GMS Approval, the Original SPA is hereby amended as follows:

1.1	Amendments to Section 2.4(c). Section 2.4(c) of the Original SPA is hereby amended as follows (with ~~strike-through~~ representing deletions and double underline representing additions):

(c) no later than ~~330 days after the Closing~~ July 15, 2024 and, in any event, substantially concurrently with the closing of the IPO and simultaneously initiating the process with respect to each Seller, Buyer shall pay to each Seller the relevant Deferred Consideration Component, in immediately available VND funds by wire transfer, into the Seller’s indirect investment capital account in Vietnam (as designated by the Seller by notice to the Buyer no later than the Closing).

2.	GENERAL PROVISIONS

2.1	References to Agreements. All references to the Original SPA shall hereinafter refer to the Original SPA as amended by this Amendment.

2.2

Full Force and Effect. Except as expressly modified by this Amendment, the terms of the Original SPA shall remain in full force and effect. This Amendment is supplemental to, and forms an integral and inseparable part of the Original SPA and shall be relied upon and construed together and in accordance with the Original SPA. In the event of any conflict between the provisions of the Amendment and the provisions of the Original SPA, the provisions of this Amendment shall prevail.

2.3	Effectiveness. The provisions of this Amendment shall be effective as to all parties to the Original SPA upon the execution hereof by sufficient parties to amend the Original SPA.

2.4

Counterparts. This Amendment may be executed (including by e-mail delivery of a portable document format (.pdf) file) in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original instrument.

2.5	Other Provisions. Article 8 (Miscellaneous) of the Original SPA shall apply mutatis mutandis to this Amendment as if set out herein in full.

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2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

THE COMPANY:

VNG LIMITED

By:	/s/ Le Hong Minh
Name: Le Hong Minh
Title: Director

VN OPCO:

VNG CORPORATION

By:	/s/ Le Hong Minh
Name: Le Hong Minh
Title: Chief Executive Officer

[Signature page to SPA Amendment Agreement]

THE SELLERS UNDER THE ORIGINAL SPA

PROSPEROUS PRINCE ENTERPRISES LIMITED

By:	/s/ Li Qingjie
Name: Li Qingjie
Title: Director

TENACIOUS BULLDOG HOLDINGS LIMITED

By:	/s/ James Gordon Mitchell
Name: James Gordon Mitchell
Title: Authorized Signatory

GAMVEST PTE. LTD.

By:	/s/ Long Shing Yuan
Name: Long Shing Yuan
Title: Director

SELETAR INVESTMENTS PTE LTD

By:	/s/ Fock Wai Hoong
Name: Fock Wai Hoong
Title: Authorized Signatory

B CAPITAL GF III HOLDCO IV LLC

By:	/s/ Kabir Narang
Name: Mr. Kabir Narang
Title: Authorized Signatory

MIRAE ASSET (VIETNAM) FUND MANAGEMENT COMPANY LIMITED

(Company Seal)

By:	/s/ Soh Jin Wook
Name: Soh Jin Wook
Title: CEO

[Signature page to SPA Amendment Agreement]

MIRAE ASSET SECURITIES (HK) LIMITED

By:	/s/ Rhee Jung Ho
Name: Rhee Jung Ho
Title: CEO

MAVI GOOD COMPANY INVESTMENT FUND # 3

By:	/s/ Eungsuk Kim
Name: Eungsuk Kim
Title: Chief Executive Officer

MIRAE ASSET INNOVATIVE GROWTH FUND

By:	/s/ Eungsuk Kim
Name: Eungsuk Kim
Title: Chief Executive Officer

MIRAE ASSET GOOD COMPANY INVESTMENT FUND # 21-1

By:	/s/ Eungsuk Kim
Name: Eungsuk Kim
Title: Chief Executive Officer

THE SELLER EMPLOYEES

By:	/s/ Kelly Wong
Name: Kelly Wong
Title: Seller Employees Representative

[Signature page to SPA Amendment Agreement]